THORNBURG MORTGAGE ASSET CORPORATION
                              AMENDED AND RESTATED
                             1992 STOCK OPTION PLAN



                   as Amended September 15, 1995; May 2, 1996



                      THORNBURG MORTGAGE ASSET CORPORATION
                              AMENDED AND RESTATED
                             1992 STOCK OPTION PLAN
                 (as Amended September 15, 1995 and May 2, 1996)

         1. PURPOSE. The Plan is intended to provide incentive to key employees, officers, directors and others expected to provide significant services to the Corporation, including the employees, officers and directors of the Manager, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and the Manager, to attract new employees with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Corporation.

         2.       DEFINITIONS.

         (a)      "Board" shall mean the Board of Directors of the Corporation.

         (b) "Class I Participant" shall mean the any director of the Corporation who is also appointed to serve on the Committee and who at the time of his appointment qualifies as a "disinterested person" under Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended. This Plan is intended to provide option grants to Class I Participants pursuant to the formula set forth in Section 7(a) and thereby to permit Class I Participants to act as disinterested persons with respect to grants to Class II Participants.

         (c) "Class II Participant" shall mean all Eligible Persons, except the Class I Participants.

         (d)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "Committee" shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

         (f) "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Corporation.

         (g) "Corporation" shall mean Thornburg Mortgage Asset Corporation, a Maryland corporation.

         (h) "Disability" shall mean the condition of an Employee or member of the Board who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         (i) "Eligible Persons" shall mean officers, directors and employees of the Corporation or the Manager and other persons expected to provide significant services to the Corporation. For purposes of this Plan, a director (other than a member of the Committee) or a consultant, vendor, customer, or other provider of significant services to the Corporation shall be deemed to be an Employee, and will be eligible to receive Non-statutory Stock Options only after finding the value of the services rendered or to be rendered to the Corporation is at least equal to the value of the options being granted.

         (j) "Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Corporation or the Manager.

         (k) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may exercised.



         (l) "Fair Market Value" shall mean the value of one (1) Share of Common Stock, determined as follows:


                (1) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

                 (2) If the Shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between thebid and asked prices on said System at the close of business on the date of valuation; and

                 (3) If neither (1) nor (2) applies, the fair market value as determined by the Board or the Committee in good faith.Such determination shall be conclusive and binding on all persons.

         (m) "Incentive Stock Option" shall mean an option described in Section 422(b) of the Code.

         (n) "Manager" shall mean Thornburg Mortgage Advisory Corporation, a Delaware corporation.

         (o)  "Non-statutory Stock Option" shall mean an option not described in
Section 422(b) or 423(b) of the Code.

         (p)  "Option" shall mean any stock granted pursuant to the Plan.

         (q) "Optionee" shall mean any Eligible Person who has received an Option.

         (r) "Plan" shall mean the Thornburg Mortgage Asset Corporation 1992 Stock Option Plan, as it may be amended from time to time.

         (s) "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

         (t) "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation, any Subsidiary or the Manager.

         (u) "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

         (v) "Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

         (w) "Termination of Employment" shall mean the time when the employee-employer relationship or directorship between the Optionee and the Corporation is terminated for any reason, with or without cause, including but not limited to any termination by resignation, discharge, death or retirement; provided, however, Termination of Employment shall not include a termination where there is a simultaneous reemployment of the Optionee by the Corporation. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including but not limited to the question of whether any Termination of Employment was for cause and all questions of whether particular leaves of absence constitute Terminations of Employment. With respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 222(a)(2) of the Code and the then applicable regulations and revenue rulings thereunder.

         3. EFFECTIVE DATE. The Plan was adopted by the Board on September 29, 1992, subject to the approval by the Corporation's shareholders. The Plan was submitted to shareholders for their approval within twelve months after receipt of Board approval. The effective date of the Plan shall be deemed to be September 29, 1993.

         4. ADMINISTRATION. The Plan shall be administered by a Committee of the Board which shall consist of two or more members of the Board each of whom qualify as a "disinterested person" as defined in Rule 16b-3(c)(2)(i) promulgated under the Securities and Exchange Act of 1934. The Board shall appoint one of the members of the Committee as Chairman of the Committee. The Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Committee shall from time to time at its discretion select the Class II Participants who are to be granted Options, determine the number of Shares to be optioned to each Class II Participant and designate such Options such as Incentive Stock Options or Non-statutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee of the Corporation. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

         5.     PARTICIPATION.

         (a) Eligibility. Only Eligible Persons shall be eligible to receive grants of Options under the Plan.

         (b) Limitation of Ownership. No options shall be granted under the Plan to any person who would after such grant beneficially own more than 9.8% of the outstanding shares of Common Stock of the Corporation.

         (c) Stock Ownership. For purposes of (b) above, in determining stock ownership an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which any person holds an Option shall be considered to be owned by such person.

         (d) Outstanding Stock. For purposes of (b) above, "outstanding shares" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. With respect to the stock ownership of any Optionee, "outstanding shares" shall include shares authorized for issue under outstanding Options held by such Optionee, but not options held by any other person.

         6. STOCK. The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 1,000,000 shares. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan and shall not at any time exceed 5% of the total outstanding shares of the Corporation's Common Stock. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be made subject to any Option. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

         7.       TERMS AND CONDITIONS OF OPTIONS.

         (a)      Class I Participants.

                  (i) Initial Awards. Awards under this Section 7(a) shall be made to Class I Participants only. Each Class I Participant shall automatically be granted a Non-statutory Stock Option to purchase 13,333 shares of Common Stock upon the date such person is initially appointed to the Committee.

                  (ii) Periodic Awards. Subject to the limitations set forth in Sections 5 and 6, without any further action by the Board of Directors or the Committee, each Class I Participant shall be granted Non-statutory Options to purchase:

                  a) Fixed offering. As of the pricing date of any firm commitment public offering or direct placement of the Common Stock, a number of shares of Common Stock equal to the total number of shares of Common Stock sold under the offering (including shares sold under the underwriter's overallotment) multiplied by .002; and

                  b) Continuous Offering. As of the last business day on which the New York Stock Exchange is open for trading during each fiscal quarter of the Corporation, a number of shares of Common Stock equal to the total number of shares of Common Stock sold by the Corporation during such fiscal quarter multiplied by .002, excluding (i) Options granted pursuant to the sale of Common Stock during the quarter under section a) above, (ii) any shares of Common Stock issued under the Corporation's Dividend Reinvestment and Stock Purchase Plan or
                  (iii) pursuant to the exercise of Options granted under the Plan.

         This amendment shall be applicable to the Common Stock issued under the Corporation's firm commitment public offering with a pricing date of April 23, 1996, except that Options granted pursuant to such offering shall be exercisable at the Fair Market Value of the Common Stock on the date of this amendment. The provisions of Section 7(a)(i) and (ii) of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.
                                                                   (Amd. 5/2/96)

          (iii) Exercise Price. Each Option granted to Class I Participants shall be exercisable at the Fair Market Value of the Common Stock on the date of grant.

                  (iv) Option Period and Adjustments. Each Option granted to a Class I Participant shall become exercisable commencing six (6) months after the date of grant and shall expire ten (10) years thereafter. Options granted to Class I Participants shall be subject to adjustment as provided in Section 10 provided that such adjustment and any action by the Board or the Committee with respect to the Plan and such Options satisfies the requirements of Rule 16b-3 and does not cause any member of the Committee to be disqualified as a "disinterested person."

         (b)      Class II Participants.

                  (i) Stock Option Agreements. Options granted to Class II Participants shall be evidenced by written stock option agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

                  (ii) Number of Shares. Each Option granted to a Class II Participant shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

                  (iv) Exercise Price. Each Option granted to a Class II Participant shall state the Exercise Price. The Exercise Price for any Option shall not be less than the Fair Market Value on the date of grant.

                  (v) Medium and Time of Payment. The Purchase Price for each Option granted to a Class II Participant shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Option Agreement so provides the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, (ii) by cancellation of indebtedness owed by the Corporation to the Optionee, (iii) with a full recourse promissory note executed by the Optionee, or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Corporation for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares by released to the Optionee until such note shall be been paid in full. In the event the Corporation determines that it is required to withhold state or Federal income tax as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements.

         (c) Term and Nontransferability of Options. Each Option shall state the time or times which all or part thereof becomes exercisable, subject to the following restrictions. No Option shall be exercisable (i) until at least six
(6) months after the date of grant and (ii) after the expiration of ten (10) years from the date it was granted. No Option shall be exercisable except by the Optionee. No Option shall be assignable or transferable, except pursuant to a qualified domestic relations order as defined in Code Section 414(p) or, in the event of the Optionee's death, by will or the laws of descent and distribution.

         (d) Termination of Employment, Except by Death, Disability or Retirement. Upon any Termination of Employment for any reason other than his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions of (c) above, to exercise the Option at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised; provided, however, that if the Optionee was terminated as an Employee or removed as a member of the Board for cause (as defined in the applicable option agreement or as determined by the Committee) any Option not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee's reemployment rights are guaranteed by statute or by contract.

         (e) Death of Optionee. If an Optionee dies while an Employee or within three (3) months after any Termination of Employment other than for cause, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of (c) above, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

         (f) Disability of Optionee. Upon Termination of Employment for reason of Disability, such Optionee shall have the right, subject to the restrictions of (c) above, to exercise the Option at any time within twelve (12) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.
         (g) Retirement of Optionee. Upon Retirement, an Optionee shall have the right, subject to the restrictions of (c) above, to exercise the Option at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

         (h) Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

         (i) Modification, Extension and Renewal of Option. Within the limitations of the Plan, and only with respect to Options granted to Class II Participants, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The Committee may not modify, extend or renew any Option granted to any Class I Participant unless such modification, extension or renewal shall satisfy the requirements of Rule 16b-3. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

         (j) Other Provisions. The stock option agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

         8. LIMITATION ON VALUE OF EXERCISABLE SHARES. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any employee of the Company for the first time during any calendar year (under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries) shall not exceed $100,000.

         9. TERM OF PLAN. Options may be granted pursuant to the Plan until the expiration of ten (10) years from the effective date of the Plan.

         10. RECAPITALIZATIONS. Subject to any required action by shareholders, and provided that all requirements of Rule 16b-3 are satisfied, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation. Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. In the event of a merger or consolidation in which the Corporation is not the surviving corporation, the date of exercisability of each outstanding Option shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Option by the successor to the Corporation. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this Section 10, the Optionee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power to the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

         11.  SECURITIES LAW REQUIREMENTS.

         (a) Legality of Issuance. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

                  (1) the Corporation and the Optionee shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

                  (2) any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

                  (3) any other applicable provision of state or federal law shall have been satisfied.

         (b) Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which required an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law.

         "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

         (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to, register or qualify the issuance of Options and/or the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale of Shares under the plan to comply with any law.

         (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

         12. AMENDMENT OF THE PLAN. The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

  (a)  Materially increase the benefits accruing to participants under the Plan;

  (b)  Materially increase the number of Shares subject to the Plan;

  (c) Materially modify the requirements as to eligibility for participation in the Plan; or

  (d)  Amend this Section 12 to defeat its purpose.

         Notwithstanding the foregoing, the Board may revise or amend the Plan without stockholder approval in order to ensure the Plan's compliance with the Code, any successor provisions of the Code or any other applicable law.

         13. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

         14. EXECUTION. To record the adoption of the Amended and Restated Plan in the form set forth above by the Board as of May 2, 1996, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.

                                       THORNBURG MORTGAGE ASSET CORPORATION


                                       By:_____________________________
                                          H. Garrett Thornburg, Jr.,
                                          Chairman